Exhibit 99.1

Reliance Global Group (RELI) Appoints DAT Pioneer Blake Janover
as Chairman of its Crypto Advisory Board

Appointment strengthens Reliance’s leadership at the intersection of InsurTech and decentralized finance, driving the Company’s evolution into blockchain-based value creation

LAKEWOOD, N.J., November 19, 2025 – Reliance Global Group, Inc. (Nasdaq: RELI) (“Reliance,” “we” or the “Company”) today announced the appointment of Blake Janover, a recognized pioneer in bringing digital assets into public markets, as Chairman of the Company’s Crypto Advisory Board (CAB). In this role, Mr. Janover will advise Reliance on its Digital Asset Treasury (DAT) initiative and other blockchain-related strategies designed to accelerate innovation, efficiency, and long-term shareholder value across the Company’s InsurTech and financial operations.

Mr. Janover is widely regarded as a leader in bringing blockchain and decentralized finance (DeFi) innovation to the public markets. He was the Founder, Chairman, and Chief Executive Officer of Janover, which he took public in 2023 under the ticker Nasdaq: JNVR before leading its transition into Defi Development Corporation, the first publicly traded company to announce a Digital Asset Transformation (DAT) strategy outside of Bitcoin on the Nasdaq or NYSE. He currently serves as Chief Commercial Officer and a Member of the Board of Directors at Defi Development Corporation, where he continues to participate in shaping the integration of decentralized finance within regulated corporate and financial frameworks.

Mr. Janover also serves on the Crypto Advisory Board of Caliber Cos, a Nasdaq listed public company and has been featured in Forbes, Bloomberg, and other leading financial media outlets. His most recent work continues to bridge traditional finance and digital assets, making him uniquely positioned to guide Reliance’s digital asset initiatives.

Mr. Janover brings a distinguished record of leadership and innovation. He has more than 20 years of experience as an entrepreneur and operator and has been involved in billions of dollars of commercial property transactions, as well as served as a principal in more than half a billion dollars of equity capital markets transactions. He currently serves as a Member of the Board of Soulpower Acquisition Corp, a SPAC traded on the NYSE and was an Official Member of the Forbes Real Estate Council and an On Deck Proptech and Scale Fellow. He is also a Harvard Business School alumnus (OPM 60), NATSEC Fellow at the National War College Alumni Association, and a Guest Lecturer and Mentor at Reichman University’s Zell Entrepreneurship Program.

As Chairman of the Crypto Advisory Board, Mr. Janover will collaborate with management and the Board of Directors to advance Reliance’s DAT strategy, digital asset initiatives, and capital markets strategy, aimed at supporting the execution of these programs with discipline and a focus on sustainable value creation.

“We are honored to welcome Blake Janover as Chairman of our Crypto Advisory Board,” commented Ezra Beyman, Chairman and CEO of Reliance Global Group. “Blake’s appointment comes at a strategically important moment following a significant consolidation across the crypto markets, conditions that historically create opportunities for disciplined digital-asset allocation, accretive treasury positioning, and long-term value capture. His expertise in navigating and capitalizing on these types of market dislocations further demonstrates the value he brings to our Digital Asset Treasury initiative. Blake’s pioneering leadership in digital-asset transformation brings invaluable insight that will help position Reliance at the forefront of blockchain-enabled value creation within the InsurTech ecosystem.”

“Reliance Global Group operates at one of the most transformative intersections in modern finance—where InsurTech meets decentralized finance,” said Blake Janover. “Through its Digital Asset Treasury Initiative, Reliance has an opportunity to pioneer how blockchain and tokenization can drive growth, efficiency, and meaningful long-term value for investors and stakeholders. I have seen firsthand how thoughtfully executed digital-asset strategies can unlock significant value, and I look forward to applying that experience to help accelerate Reliance’s evolution in this space.”

In addition to his DAT advisory role, Mr. Janover will help Reliance explore opportunities to tokenize insurance-linked assets, an emerging blockchain application designed to unlock new avenues for value creation within the insurance-linked marketplace. Reliance believes tokenization could introduce greater liquidity, accessibility, and efficiency, creating an investment category that merges insurance and decentralized finance in ways not previously possible.

Mr. Beyman concluded, “Blake’s forward-thinking approach to blockchain and decentralized finance aligns perfectly with Reliance’s mission to merge next-generation technology with traditional insurance and financial systems. His leadership will help guide our efforts to integrate digital asset innovation into our model while advancing growth and value creation across the broader InsurTech landscape.”

About Reliance Global Group, Inc.

Reliance Global Group, Inc. (NASDAQ: RELI) is an InsurTech pioneer, leveraging artificial intelligence (AI), and cloud-based technologies, to transform and improve efficiencies in the insurance agency/brokerage industry. The Company’s business-to-business InsurTech platform, RELI Exchange, provides independent insurance agencies an entire suite of business development tools, enabling them to effectively compete with large-scale national insurance agencies, whilst reducing back-office cost and burden. The Company’s business-to-consumer platform, 5minuteinsure.com, utilizes AI and data mining, to provide competitive online insurance quotes within minutes to everyday consumers seeking to purchase auto, home, and life insurance. In addition, the Company operates its own portfolio of select retail “brick and mortar” insurance agencies which are leaders and pioneers in their respective regions throughout the United States, offering a wide variety of insurance products. Further information about the Company can be found at https://www.relianceglobalgroup.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements by terminology such as “may,” “should,” “could,” “would,” “will,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “continue,” “potential,” and similar expressions. Forward-looking statements in this press release include, without limitation, statements regarding: our strategic initiatives, including our Digital Asset Treasury (“DAT”) strategy and other digital asset initiatives; the establishment and expected role of our Crypto Advisory Board; the anticipated contributions of Mr. Janover in his capacity as Chairman of the Crypto Advisory Board; our expectations regarding the development, execution and potential benefits of our DAT strategy and related digital asset activities; our capital markets strategy and access to capital; and our broader business and financial outlook.

These forward-looking statements are based on current expectations and assumptions that involve risks and uncertainties, including, among others, that the establishment of the Crypto Advisory Board and the appointment of Mr. Janover will provide the anticipated strategic, operational and capital markets benefits; that we will be able to successfully develop, implement and scale our DAT strategy and other digital asset initiatives; that we will be able to prudently manage our exposure to digital assets; that market, economic and regulatory conditions, including with respect to digital assets, will remain sufficiently favorable; and that we will be able to continue to access capital on acceptable terms and execute our broader business and capital markets strategy. There can be no assurance that these assumptions will prove accurate.

Actual results could differ materially from those anticipated due to a variety of risks and uncertainties, including, without limitation: our ability to realize the anticipated benefits of the establishment of the Crypto Advisory Board and the appointment of Mr. Janover; our ability to develop, implement and execute our DAT strategy and other digital asset initiatives; the performance and volatility of digital assets; the pace and outcome of regulatory developments affecting digital assets and our business; our ability to maintain adequate liquidity and access to capital and to execute our capital markets strategy; competitive pressures, including within InsurTech and insurance brokerage; general business, economic, market and geopolitical conditions; our ability to maintain adequate liquidity and access to capital (including any issuance under our ATM facility); regulatory developments; and other risks described under “Risk Factors” in our Annual Report on Form 10-K, our Quarterly Report on Form 10-Q, and in other filings with the Securities and Exchange Commission.

You are encouraged to carefully review our Annual Report on Form 10-K for the year ended December 31, 2024, as amended, as well as other SEC filings, for a more complete discussion of these and other risks and uncertainties. Except as required by law, Reliance Global Group, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact:

Crescendo Communications, LLC
Tel: +1 (212) 671-1020
Email: RELI@crescendo-ir.com